                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09090

                          AMERISTOCK MUTUAL FUND, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)

          1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Nicholas D. Gerber
                       1320 Harbor Bay Parkway, Suite 145
                            Alameda, California 94502
                            -------------------------
                     (Name and address of agent for service)

                                    Copy to:

                             W. Thomas Connor, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

       Registrant's Telephone Number, including Area Code: (510) 522-3336
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                     Date of reporting period: June 30, 2004
                                               -------------

ITEM 1 - REPORTS TO STOCKHOLDERS

     The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[AMERISTOCK FUNDS LOGO]

[GRAPHIC]

ANNUAL REPORT

JUNE 30, 2004

AMERISTOCK MUTUAL FUND, INC.
AMERISTOCK FOCUSED VALUE FUND

TABLE OF CONTENTS

      MANAGER'S COMMENTARY-
      AMERISTOCK MUTUAL FUND, INC.*                                   4

      MANAGER'S COMMENTARY-
      AMERISTOCK FOCUSED VALUE FUND *                                 9

      DIRECTOR/TRUSTEES AND OFFICERS                                 14

      SCHEDULE OF INVESTMENTS -
      AMERISTOCK MUTUAL FUND, INC.                                   16

      SCHEDULE OF INVESTMENTS -
      AMERISTOCK FOCUSED VALUE FUND                                  19

      STATEMENTS OF ASSETS AND LIABILITIES                           20

      STATEMENTS OF OPERATIONS                                       21

      STATEMENT OF CHANGES IN NET ASSETS -
      AMERISTOCK MUTUAL FUND, INC.                                   22

      STATEMENT OF CHANGES IN NET ASSETS -
      AMERISTOCK FOCUSED VALUE FUND                                  23

      FINANCIAL HIGHLIGHTS -
      AMERISTOCK MUTUAL FUND, INC.                                   24

      FINANCIAL HIGHLIGHTS -
      AMERISTOCK FOCUSED VALUE FUND                                  25

      NOTES TO FINANCIAL STATEMENTS                                  26

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -
      AMERISTOCK MUTUAL FUND, INC.                                   33

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -
      AMERISTOCK FOCUSED VALUE FUND                                  34

    *The Managers' Commentaries included in this shareholder report forwardlooking statements about factors that may affect the performance of the Funds in the future and about anticipated events relating to the Funds specifically. These statements are based on Fund management's predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, INC.

    The total return for the Ameristock Mutual Fund (the "Fund") was 0.33% for the six-month period from January 1, 2004 to June 30, 2004 and 11.88% for the one-year period ended June 30, 2004. (Average annual total returns for 1-year, 3-year and 5-year periods ending June 30 were 11.88%, -0.45%, 2.91%, respectively, and for the period since inception was 14.53%). The S&P500's return for the past 6 months and one-year period was 3.46% and 19.12%, respectively. As you can see, we were beaten by the S&P500 this time, again.

    These results do not make us happy. It has been about a year and a half now that we have been trailing the S&P500. The reasons we gave last year and six months ago for the lag in performance are the same reasons I can give you today. Large domestic companies with a value perspective, the type of companies the Ameristock Mutual Fund invests in, are currently not in favor. Rather, firms with middle and smaller market capitalizations have led the market along with those firms typically considered "growth" companies. As an example of how smaller firms have performed better over the last year, please see the table below:

                             12 MONTH RETURN*  AVERAGE MARKET CAPITALIZATION
    --------------------------------------------------------------------------
    AMSTX (Top15 holdings)        11.80%               $ 97.6 Billion
    AMSTX                         11.88%               $ 99.6
    S&P500 Index **               19.12%               $ 91.1
    S&P500 (Equal Weight)**       28.80%               $ 20.3
    S&P400 Index**                27.98%               $  3.5
    S&P600 Index**                35.25%               $  1.1

    * AS OF JUNE 30, 2004.
    ** THE S&P 500 INDEX SERVES AS A PROXY FOR THE TOTAL U.S. STOCK MARKET. IT INCLUDES A REPRESENTATIVE SAMPLE OF 500 LEADING COMPANIES IN LEADING INDUSTRIES OF THE U.S. ECONOMY. THE S&P EQUAL WEIGHT INDEX (S&P EWI) IS THE EQUAL-WEIGHT VERSION OF THE S&P 500 INDEX. THE INDEX HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT OF .20%, REBALANCED QUARTERLY. THE S&P MIDCAP 400 IS A WIDELY USED INDEX FOR MID-SIZED COMPANIES. IT COVERS APPROXIMATELY 7% OF THE U.S. EQUITIES MARKET. THE S&P SMALLCAP 600 IS A SMALL-CAP INDEX COVERING APPROXIMATELY 3% OF THE U.S. EQUITIES MARKET.

    The table shows how the largest 15 holdings in the Ameristock Mutual Fund (as a percentage of Fund assets as of June 30, 2004), the Ameristock Mutual Fund as a whole and three broad indexes have each performed over the last year versus the average market size of the firms in each group. It demonstrates that the larger size company you owned over the last year the worse you did. And that, in a nutshell, is why we have not done as well as we would have liked for you. However, what I wrote about our long run style of investing last year still holds and deserves restating:

       "Since 1995 when we started the Ameristock Mutual Fund, the Fund has had the same investing philosophy and style. To invest in the biggest firms (mostly domestic companies with market capitalization of $15 billion and greater), with an overweight to those companies we think are relatively undervalued based on ratios of share price to earnings, sales and book value and on dividend yield. Sometimes this investing philosophy has stood us in good stead (like calendar years 1996, 1997, 1998, 2000, 2001, and 2002) and sometimes it has not (like in calendar years 1999 and 2003 AND SO FAR IN 2004). But no matter what, I think it is important that you know we will not change the way we do things just because we may not be heroes today."

       ITALICS added this year.

    Also, just because we may not be heroes today does not mean our large capitalization, value style of investing will not come back in style tomorrow. I believe that the firms we invest in are cheaper today on a relative basis than they have been in the last five years. My confidence comes from the next table:

                             PRICE/EARNINGS RATIO*    RETURN ON EQUITY*
    --------------------------------------------------------------------------
    AMSTX (Top15 holdings)         15.1                     23%
    AMSTX                          15.8                     20%
    S&P500 Index                   21.9                     19%
    S&P500 (Equal Weight)          22.3                     12%
    S&P400 Index                   23.1                     14%
    S&P600 Index                   29.3                     11%

    * AS OF JUNE 30, 2004.

    It shows the same fund and index information lined up against the traditional valuation measure, Price/Earnings Ratio (P/E). It also shows how the fund and index information compare based on Return on Equity (ROE), a commonly used measure of a company's effectiveness. We believe that what any investor should look for when making a purchase is to buy firms with good returns on equity that are selling as cheaply as possible. We believe to buy a company that habitually makes a 20% return on its equity while selling for a reasonable P/E is nirvana for any value-based portfolio manager. I think we may have come as close to nirvana for a value investor as I have ever seen in the Fund's portfolio since the Fund's inception in 1995. Our P/E ratio is considerably lower than the various indexes while the Return on Equity of the firms in the Fund are higher than the markets. This gives me great confidence in our relative future.

    Unfortunately, I do not know when that future will arrive. I do know that when large capitalization value firms come back in style we will be ready. Also, we believe we are well-positioned for when the large pharmaceutical companies we currently own a large percentage of start to lead the market again. Until that day we will remain patient and hope that you do too.

    IN OTHER NEWS ABOUT THE FUND:
    Three of the companies that hurt our performance this past year included large pharmaceutical firms: Wyeth (down 18.6%), Merck (down 14.5%), and Bristol - Myers Squibb (down 4.6%). We believe each of these firms sells for an attractive price and we have put them in the portfolio accordingly at our top weighting of 4% each. They have dividend yields of between 2% and 4% and very high Returns on Equity. In addition, each of them is putting a tremendous amount of effort into research and development and we believe that this effort can only bring benefits to the firms in the long run.

    Four of the companies that helped our performance this past year had large overseas sales and profits that benefited the most from a weaker dollar: 3M Company (up 41.7%), McDonalds (up 19.7%), Boeing (up 50.9%), and Caterpillar (up 45.3%).

    Andrew Ngim, my co-portfolio manager, wanted me to add the following, which everyone here supports. He says, "In 1999 we did not chase technology firms when the dotcom bubble overflowed and today we will not drift to add smaller capitalization companies to artificially boost returns. We will stick with our core strategy through thick and thin." You tell 'em, Andy.

    Ameristock is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is
    (800) 394-5064 or locally (303) 603-8211.


    Thank you,
    Nicholas D. Gerber
    (JULY 1, 2004)

AMERISTOCK MUTUAL FUND, INC.

[CHART]

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN THE AMERISTOCK MUTUAL FUND (AMSTX)
                       AND THE STANDARD & POOR'S 500 INDEX

                                   STANDARD &
                  AMERISTOCK       POOR'S 500
                 MUTUAL FUND          INDEX
31-Aug-95        $ 10,000.00      $ 10,000.00
30-Sep-95        $ 10,507.00      $ 10,422.00
31-Oct-95        $ 10,580.00      $ 10,385.00
30-Nov-95        $ 11,027.00      $ 10,841.00
31-Dec-95        $ 11,429.00      $ 11,050.00
31-Jan-96        $ 11,900.00      $ 11,426.00
29-Feb-96        $ 12,143.00      $ 11,532.00
31-Mar-96        $ 12,217.00      $ 11,643.00
30-Apr-96        $ 12,453.00      $ 11,814.00
31-May-96        $ 12,743.00      $ 12,119.00
30-Jun-96        $ 12,824.00      $ 12,165.00
31-Jul-96        $ 12,480.00      $ 11,628.00
31-Aug-96        $ 12,521.00      $ 11,873.00
30-Sep-96        $ 13,211.00      $ 12,541.00
31-Oct-96        $ 13,805.00      $ 12,887.00
30-Nov-96        $ 14,808.00      $ 13,861.00
31-Dec-96        $ 14,582.00      $ 13,586.00
31-Jan-97        $ 15,636.00      $ 14,435.00
28-Feb-97        $ 15,890.00      $ 14,548.00
31-Mar-97        $ 15,099.00      $ 13,951.00
30-Apr-97        $ 15,945.00      $ 14,784.00
31-May-97        $ 16,565.00      $ 15,684.00
30-Jun-97        $ 17,254.00      $ 16,386.00
31-Jul-97        $ 18,388.00      $ 17,690.00
31-Aug-97        $ 17,500.00      $ 16,699.00
30-Sep-97        $ 18,274.00      $ 17,614.00
31-Oct-97        $ 17,593.00      $ 17,025.00
30-Nov-97        $ 18,882.00      $ 17,813.00
31-Dec-97        $ 19,374.00      $ 18,119.00
31-Jan-98        $ 19,677.00      $ 18,320.00
28-Feb-98        $ 20,877.00      $ 19,641.00
31-Mar-98        $ 21,917.00      $ 20,647.00
30-Apr-98        $ 21,874.00      $ 20,854.00
31-May-98        $ 22,192.00      $ 20,496.00
30-Jun-98        $ 22,748.00      $ 21,329.00
31-Jul-98        $ 22,857.00      $ 21,101.00
31-Aug-98        $ 20,299.00      $ 18,051.00
30-Sep-98        $ 21,469.00      $ 19,207.00
31-Oct-98        $ 23,261.00      $ 20,769.00
30-Nov-98        $ 24,858.00      $ 22,028.00
31-Dec-98        $ 25,569.00      $ 23,297.00
31-Jan-99        $ 26,155.00      $ 24,278.00
28-Feb-99        $ 25,767.00      $ 23,520.00
31-Mar-99        $ 26,294.00      $ 24,461.00
30-Apr-99        $ 28,243.00      $ 25,408.00
31-May-99        $ 27,737.00      $ 24,808.00
30-Jun-99        $ 28,484.30      $ 26,185.00
31-Jul-99        $ 27,679.00      $ 25,367.00
31-Aug-99        $ 27,210.00      $ 25,241.00
30-Sep-99        $ 26,155.00      $ 24,549.00
31-Oct-99        $ 27,693.00      $ 26,102.00
30-Nov-99        $ 27,254.00      $ 26,633.00
31-Dec-99        $ 26,266.00      $ 28,202.00
31-Jan-00        $ 25,915.00      $ 26,785.00
29-Feb-00        $ 23,528.00      $ 26,278.00
31-Mar-00        $ 26,543.00      $ 28,848.00
30-Apr-00        $ 26,625.00      $ 27,980.00
31-May-00        $ 27,620.00      $ 27,406.00
30-Jun-00        $ 26,004.00      $ 28,082.00
31-Jul-00        $ 26,483.00      $ 27,643.00
31-Aug-00        $ 27,994.00      $ 29,360.00
30-Sep-00        $ 29,753.00      $ 27,810.00
31-Oct-00        $ 31,219.00      $ 27,692.00
30-Nov-00        $ 30,516.00      $ 25,509.00
31-Dec-00        $ 31,702.00      $ 25,634.00
31-Jan-01        $ 32,964.00      $ 26,543.00
28-Feb-01        $ 32,152.00      $ 24,123.00
31-Mar-01        $ 31,805.00      $ 22,595.00
30-Apr-01        $ 33,169.00      $ 24,351.00
31-May-01        $ 33,420.00      $ 24,514.00
30-Jun-01        $ 33,240.00      $ 23,917.00
31-Jul-01        $ 33,862.00      $ 23,682.00
31-Aug-01        $ 32,144.00      $ 22,199.00
30-Sep-01        $ 29,882.00      $ 20,407.00
31-Oct-01        $ 30,268.00      $ 20,796.00
30-Nov-01        $ 32,128.00      $ 22,391.00
31-Dec-01        $ 32,100.00      $ 22,587.00
31-Jan-02        $ 32,060.00      $ 22,258.00
28-Feb-02        $ 31,957.00      $ 21,829.00
31-Mar-02        $ 33,117.00      $ 22,650.00
30-Apr-02        $ 31,663.00      $ 21,276.00
31-May-02        $ 31,854.00      $ 21,120.00
30-Jun-02        $ 29,851.00      $ 19,615.00
31-Jul-02        $ 27,698.00      $ 18,086.00
31-Aug-02        $ 27,690.00      $ 18,205.00
30-Sep-02        $ 24,345.00      $ 16,226.00
31-Oct-02        $ 26,697.00      $ 17,697.00
30-Nov-02        $ 28,501.00      $ 18,738.00
31-Dec-02        $ 26,964.00      $ 17,638.00
31-Jan-03        $ 26,189.00      $ 17,178.00
28-Feb-03        $ 25,398.00      $ 16,920.00
31-Mar-03        $ 25,553.00      $ 17,084.00
30-Apr-03        $ 27,887.00      $ 18,490.00
31-May-03        $ 28,809.00      $ 19,463.00
30-Jun-03        $ 29,323.00      $ 19,712.00
31-Jul-03        $ 29,486.00      $ 20,059.00
31-Aug-03        $ 29,609.00      $ 20,450.00
30-Sep-03        $ 29,535.00      $ 20,235.00
31-Oct-03        $ 30,759.00      $ 21,379.00
30-Nov-03        $ 30,808.00      $ 21,567.00
31-Dec-03        $ 32,700.00      $ 22,697.00
31-Jan-04        $ 33,190.00      $ 23,112.00
29-Feb-04        $ 33,347.00      $ 23,433.00
31-Mar-04        $ 32,459.00      $ 23,082.00
30-Apr-04        $ 32,435.00      $ 22,722.00
31-May-04        $ 32,509.00      $ 23,033.00
30-Jun-04        $ 32,808.00      $ 23,480.00

    The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

    Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2004

     AMERISTOCK
     MUTUAL FUND, INC.     RETURN
     -----------------     ------
     1 Year                 11.88%
     5 Years                 2.91%
     Since Inception
     08/31/95               14.53%

                             CALENDAR YEAR RETURNS

       CALENDAR
     YEAR RETURNS       AMSTX    S&P 500
     ------------       -----    -------
         2004*           0.33%      3.46%
         2003           21.27%     28.67%
         2002          -16.00%    -22.09%
         2001            1.25%    -11.88%
         2000           20.70%     -9.10%
         1999            2.73%     21.04%
         1998           31.98%     28.58%
         1997           32.86%     33.75%
         1996           27.68%     22.94%

    AVERAGE ANNUAL TOTAL RETURNS AND ANNUAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. FUND INCEPTION DATE IS 8/31/95. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE AS OF THE MOST RECENT MONTH-END, CONTACT AMERISTOCK AT 1-800-394-5064 OR VISIT www.ameristock.com.

    *TOTAL RETURN FOR THE PERIOD JANUARY 1, 2004 TO JUNE 30, 2004

[CHART]

         SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2004

U.S. Govt Agency Obligations                               2.76%
Utilities                                                  3.85%
Commercial Paper                                           0.16%
Thrift and Mortgage                                        3.83%
Telecommunications                                         6.49%
Software                                                   0.22%
Services - Data Processing                                 2.33%
Retailing                                                  1.82%
Oil & Gas                                                  4.96%
Insurance                                                  2.75%
Healthcare - Services                                      0.30%
Healthcare - Products                                     18.33%
Financial Other                                            0.71%
Entertainment                                              0.52%
Electronics                                                6.79%
Diversified                                                0.93%
Consumer Staples                                          12.07%
Chemicals & Fertilizers                                    4.97%
Capital Goods                                              7.21%
Banking                                                   14.37%
Automotive                                                 4.51%
Net Other Assets                                           0.12%

                             TOP 10 EQUITY HOLDINGS*
                               AS OF JUNE 30, 2004

COMPANY                  % OF NET ASSETS
-------                  ---------------
Sara Lee Corp.                4.17%
Merck & Co. Inc.              4.15%
Bank of America Corp.         3.97%
Pfizer Inc.                   3.92%
Duke Energy Corp.             3.85%
Fannie Mae                    3.83%
General Electric Co.          3.61%
Bristol-Myers Squibb Co.      3.56%
Wyeth                         3.46%
Washington Mutual Inc.        3.43%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

    The total return for the Ameristock Focused Value Fund (the "Fund") was 2.64% for the six-month period from January 1, 2004 to June 30, 2004 and 32.14% for the one-year period ended June 30, 2004. (Average annual total return for 1 year was 32.14% and since inception was 20.55%). The Russell 2000 Index's return for the past 6 months and one-year was 6.76% and 33.36%, respectively. The main reason for our positive return is that the stock prices of the companies the Fund invested in during the period went up, along with many (if not most) other stock prices in the United States and the rest of the world. There has been a tremendous rebound of stock asset value both here and abroad over the past year, especially in smaller and more speculative issues. There are no specific economic or market factors 1 can identify that led to this general increase.

    We have been taking advantage of rising stock prices by selling some of the Fund's positions. The companies we sold are KLM, Media Arts, Manpower Inc., International Absorbents and Charlotte Russe. We sold KLM and Media Arts because they were bought out by Air France and Thomas Kinkade (Media Arts' largest shareholder), respectively. We sold the latter three companies because we thought their stock prices had appreciated close enough to their intrinsic worth. We held these positions on average a bit over a year and a half and made a respectable annualized return on them. Of the three, we made the highest annualized return on Charlotte Russe because it moved soon after we added it to the Fund's portfolio.

                                      DAYS HELD     ANNUALIZED RETURN
    ----------------------------------------------------------------------------
    Manpower                            926              6.26%
    International Absorbents            722             46.22%
    Charlotte Russe                     298            140.62%

    In other news, we lowered the Fund's weighting in Tellabs from about 20% of the portfolio down to about 5% in January 2004 when its price went above $10 per share, approaching what we believed was the stock's fair value. We did hold on to a bit of the stock in the hope of further price appreciation, but we have been disappointed so far as the stock has retreated into the $8 - 9 range. On the other hand, if Tellabs' stock price goes down enough, perhaps below $5 per share, we may actually start to add again to the Fund's position.

    Since we lowered the weighing of Tellabs, the Fund's largest single holding is now Gateway, making up about 15% of the portfolio. We have mentioned in the past that we like Ted Waitt, the founder of the firm and a significant owner, and that we like the company. The company has gone through several strategic changes in the past few years and each new iteration has always seemed logical to us, including the latest one. In February 2004, Gateway bought eMachines, a deep discount PC maker who sells through national electronic chains, and got a new CEO (Wayne Inouye of eMachines) in the package. Mr. Inouye comes highly recommended by people in the industry. We only hope that since Gateway believes in the spaghetti theory of strategic management (keep on trying until something sticks) that they find a profitable one before they run out of noodles.

    We indicated six months ago in the Fund's semi-annual report that if we continued to sell the Fund's positions without finding additional individual stocks attractive to buy at current market levels, the Fund's cash level would continue to rise. In fact, as we took advantage of rising asset prices and sold some of the Fund's investments our cash position did rise, but we were able to identify some companies we believe looked undervalued. Investing in these companies lowered the Fund's cash position to its current 9% of total net assets. In all, we have added five new positions to the Fund, each at a 1% weighing, since they all appeared cheap and we did not know which one of the five to put 5% of the Fund into. They are Albertsons, Safeway, Kroger, Winn-Dixie, and Costco Wholesale. Each has been around for a long time and historically has sold for much more then its current value. Assuming Wal-Mart does not gobble up every retail store on earth, we are hopeful these companies should do fine in time.

    WHERE DO WE GO FROM HERE?
    Ameristock Focused Value Fund is a non-diversified, no-load fund that looks for investment opportunities in any situation or company that offers potential capital appreciation. The Fund will continue to follow its established investment objectives and strategies as described in its prospectus, and hopefully its assets will grow. As a mutual fund, though, we are limited by the amount and types of investments we can make. Therefore, as I have stated in the past, I believe it may be a good idea to consider converting the Fund to a publicly traded holding company that would not be subject to such limitations. This could open up new opportunities for investing and participating in both publicly held and private companies.

    Let me give you two specific examples of what I mean. We were sad to sell International Absorbents because we think that they have a good product and a respectable management team that is executing well on its stated plans. In accordance with the Fund's deep "value" style of investing and focus on small-cap stocks, we buy stock when we think it is undervalued and sell stock when it approaches fair or over-valued status. This is usually a good thing because it allows us to realize capital gains. However, International Absorbents is an example of where the ability to own majority or greater positions in the same types of companies the Fund currently invests in could have permitted us to participate in the management of International Absorbents. Perhaps then we could have realized greater capital gains over the years by effectively using the company's free cash flows through reinvestment of these cash flows into the company, payment of dividends to shareholders, or purchase of other firms, versus just stock appreciation by owning only a small sliver of the company.

    Being in a position of a passive minority shareholder may also have hurt us this past year in connection with the one realized loss we took from a position we got out of entirely, Friedman's Jewelers. We bought Friedman's Jewelers in November 2003 after some bad news about questionable accounts receivables had come to light. Friedman's management started to take steps to correct the situation, including bringing on board a new Chief Financial Officer (CFO) and amending the by-laws of the firm to make them more shareholder-friendly. We applauded these actions and thought about adding to our position. Luckily, we did not -- in a move we did not expect, the person who controls all of Friedman's Class B common stock exercised his right to elect 75% of the Board and, in doing so, in our view tossed out all the progress that had been made along with the new CFO. Friedman's stock subsequently was delisted from the New York Stock Exchange.

    We exited this position as soon as practical after these unfortunate developments with a loss to the Fund of $591,268, which in one stroke eliminated half our realized gains from all of the other positions combined. We believe in investing with management that has in mind its as well as the company's shareholders' best interests. The person who controls Friedman's Class B common shares held neither a management position nor a directorship with the company, and we question whether his actions added value with respect to other common shareholders. Unfortunately, since we were a passive minority shareholder, there arguably was little we could have done under these circumstances other than to sell our position, which we did. On the other hand, had the Fund gone through its conversion into a stock holding company we could have taken steps such as calling the Class B common shareholder and offering to buy out his position, become an active shareholder, and taken corrective actions to try to achieve long term gains. As it stands, when we did attempt to call the Class B common shareholder we were rudely rebuffed and never called back.

    To that end, when the net assets of the Fund reach between $50 - 100 million, the Fund's investment adviser, Ameristock Corporation, intends to propose to the Fund's board of trustees a comprehensive plan of action including seeking shareholder approval to convert the Fund into a stock holding company. Of course, there can be no assurance that the Fund's assets will grow or that the conversion will take place, but in case it does, Ameristock Corp will continue to hone its skills in searching out small privately held businesses and making investments in startups.

    Thank you for investing with us. I would love to have you tell your friends about this little fund, for assets in the Fund to grow, and for the Fund to eventually convert into a stock holding company. In the meantime, call me directly at (925) 376-3490 if you have any questions.

    Ameristock Focused Value Fund is a non-diversified, no-load fund that can invest almost anywhere it sees opportunity for capital appreciation. This is an aggressive mutual fund that takes risks and will have large fluctuations in return both on the upside and downside.

    Nicholas D. Gerber
    (JULY 1, 2004)

AMERISTOCK FOCUSED VALUE FUND

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

                AMERISTOCK
                  FOCUSED        RUSSELL 2000
                VALUE FUND          INDEX
26-Dec-00       $ 10,000.00      $ 10,000.00
31-Dec-00       $ 10,000.00      $ 10,000.00
31-Jan-01       $ 13,300.00      $ 10,521.00
28-Feb-01       $ 13,387.00      $  9,830.00
31-Mar-01       $ 13,087.00      $  9,349.00
30-Apr-01       $ 14,520.00      $ 10,081.00
31-May-01       $ 15,373.00      $ 10,329.00
30-Jun-01       $ 15,913.00      $ 10,685.00
31-Jul-01       $ 17,000.00      $ 10,107.00
31-Aug-01       $ 16,493.00      $  9,780.00
30-Sep-01       $ 12,487.00      $  8,464.00
31-Oct-01       $ 13,273.00      $  8,959.00
30-Nov-01       $ 15,140.00      $  9,653.00
31-Dec-01       $ 16,042.00      $ 10,248.00
31-Jan-02       $ 16,929.00      $ 10,142.00
28-Feb-02       $ 16,746.00      $  9,864.00
31-Mar-02       $ 18,316.00      $ 10,657.00
30-Apr-02       $ 17,761.00      $ 10,754.00
31-May-02       $ 18,390.00      $ 10,276.00
30-Jun-02       $ 16,225.00      $  9,767.00
31-Jul-02       $ 14,114.00      $  8,292.00
31-Aug-02       $ 13,634.00      $  8,271.00
30-Sep-02       $ 11,414.00      $  7,677.00
31-Oct-02       $ 13,289.00      $  7,923.00
30-Nov-02       $ 15,115.00      $  8,630.00
31-Dec-02       $ 13,053.00      $  8,149.00
31-Jan-03       $ 12,738.00      $  7,924.00
28-Feb-03       $ 11,194.00      $  7,685.00
31-Mar-03       $ 10,704.00      $  7,784.00
30-Apr-03       $ 12,423.00      $  8,522.00
31-May-03       $ 13,433.00      $  9,437.00
30-Jun-03       $ 12,906.00      $  9,607.00
31-Jul-03       $ 14,487.00      $ 10,216.00
31-Aug-03       $ 15,233.00      $ 10,684.00
30-Sep-03       $ 15,357.00      $ 10,486.00
31-Oct-03       $ 15,855.00      $ 11,367.00
30-Nov-03       $ 16,126.00      $ 11,771.00
31-Dec-03       $ 16,616.00      $ 12,010.00
31-Jan-04       $ 17,764.00      $ 12,535.00
29-Feb-04       $ 17,845.00      $ 12,648.00
31-Mar-04       $ 17,135.00      $ 12,766.00
30-Apr-04       $ 16,901.00      $ 12,115.00
31-May-04       $ 15,811.00      $ 12,307.00
30-Jun-04       $ 17,055.00      $ 12,825.00

    The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Index performance set forth above reflects the reinvestment of dividends. The index does not reflect any management fees or transaction costs. Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2004

    AMERISTOCK
    FOCUSED VALUE FUND              RETURN
    -----------------------------   -------
     1 Year                         32.14%
     Since Inception 12/26/00       20.55%

    AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. FUND INCEPTION DATE IS 12/26/00. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE AS OF THE MOST RECENT MONTH-END, CONTACT AMERISTOCK AT 1-800-394-5064 or VISIT www.ameristock.com

    *NOT ANNUALIZED

                             TOP 10 EQUITY HOLDINGS*
                               AS OF JUNE 30, 2004

    COMPANY                                     % OF NET ASSETS
    -------                                     ----------------
      Gateway Inc.                                  15.67%
      Bristol-Myers Squibb Co.                      11.94%
      Midwest Express Holdings Inc.                 11.06%
      MGIC Investment Corp.                          8.98%
      PMI Group Inc.                                 8.49%
      Radian Group Inc.                              7.01%
      Honda Motor Co. Ltd.                           6.78%
      Tellabs Inc.                                   6.67%
      Bally Total Fitness                            4.70%
      Grubb & Ellis                                  4.63%

    *Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

[CHART]

          SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2004

Automotive                                                6.78%
Consumer Staples                                          6.79%
Financial Services                                        0.62%
Healthcare                                               11.94%
Insurance                                                24.48%
Real Estate                                               4.63%
Retailing                                                 4.70%
Technology                                               15.67%
Telecommunications                                        6.67%
Transportation                                           11.06%
Corporate Bond                                            0.01%
U.S. Govt Agency Obligations                              6.65%

DIRECTORS/TRUSTEES AND OFFICERS (UNAUDITED)

    The business and affairs of the Ameristock Mutual Fund, Inc. (the "Fund") are managed under the direction of the Fund's Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Davis Park Series Trust (the "Trust"), of which Ameristock Focused Value Fund is the only investment portfolio, are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Agreement and Declaration of Trust. Information pertaining to the directors/trustees and officers of the Fund and Trust is set forth below.

    Directors/trustees who are not deemed to be "interested persons" of the Fund/Trust as defined in the Investment Company Act of 1940 (the "1940 Act") are referred to as "Independent Directors/Trustees." Directors/trustees who are deemed to be" interested persons" of the Fund/Trust as defined in the 1940 Act are referred to as "Interested Directors/Trustees." The Fund's and Trust's Statements of Additional Information include additional information about the directors/trustees and are available, without charge, upon request by calling 1-800-394-5064.

                                                                         TERM OF OFFICE
                                         POSITIONS(S) HELD               AND LENGTH OF
NAME, ADDRESS, AND AGE(1)                WITH THE FUNDS                  TIME SERVED(2)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES

Alev Efendioglu, PhD. (61)               Director of the Fund &          The Fund since 1995; the Trust since 2000
                                         Trustee of the Trust

Stephen J. Marsh (51)                    Director of the Fund &          The Fund since 1995; the Trust since 2000
                                         Trustee of the Trust

Steven A. Wood (55)                      Director of the Fund &          The Fund since 2001; the Trust since 2003
                                         Trustee of the Trust

INTERESTED
DIRECTORS/TRUSTEES

Nicholas D. Gerber (41)(5)               Chairman, President and         The Fund since 1995; the Trust since 2000
                                         Treasurer of the Fund &
                                         Trust; Director of the
                                         Fund & Trustee of the
                                         Trust; Chief Legal
                                         Officer & Director

Andrew F. Ngim (44)(5)                   Director of the Fund            Since 1995

OFFICERS

Howard Mah (40)                          Secretary of the Fund           The Fund since 1995; the Trust since 2000
1329 Harbor Bay Parkway                  & Trust
Suite 145
Alameda, CA  94502

Derek Mullins (30)                       Assistant Secretary of the      Since 2003
ALPS Mutual Funds Services, Inc.         Fund and Trust
1625 Broadway
Suite 2200
Denver, CO 80202


                                                                                NUMBER OF PORTFOLIOS    OTHER
                                                                                IN FUND COMPLEX         DIRECTORSHIPS
                                         PRINCIPAL OCCUPATION(S)                OVERSEEN BY             HELD BY
NAME, ADDRESS, AND AGE(1)                DURING PAST 5 YEARS                    DIRECTOR/TRUSTEE(3)     DIRECTOR/TRUSTEE(4)
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES

Alev Efendioglu, PhD. (61)               Professor of Management, School of             2                        0
                                         Business and Management, University
                                         of San Francisco (1977-Present).

Stephen J. Marsh (51)                    President, Tamalpais Wine Company,             2                        0
                                         Inc. (2003-Present). Senior Vice
                                         President, FMV Opinions, Inc.
                                         (appraisal firm) (1998-2003).
                                         Managing Director, The Mentor Group
                                         (1991-1998).

Steven A. Wood (55)                      President and Chief Economist,                 2                        0
                                         Insight Economics LLC (economic
                                         consulting firm) (2003-Present).
                                         Chief Economist, Financial Oxygen
                                         (capital markets technology company)
                                         (2001-2003). Senior Economist, Bank of
                                         America Securities (1985-2000).

INTERESTED
DIRECTORS/TRUSTEES

Nicholas D. Gerber (41)(5)               President, Ameristock Corporation              2                        0
                                         (investment advisory firm); Portfolio
                                         Manager of the Fund and the Trust.

Andrew F. Ngim (44)(5)                   Managing Director, Ameristock                  1                        0
                                         Corporation (investment advisory
                                         firm) (1999-Present); Portfolio
                                         Manger of the fund. Benefits
                                         Consultant, PriceWaterhouseCoopers
                                         (public accounting firm) (1994-1999).

OFFICERS

Howard Mah (40)                          Portfolio Manager of the Trust and            N/A                      N/A
1329 Harbor Bay Parkway                  Compliance Officer of Ameristock
Suite 145                                Corporation (2000-Present).
Alameda, CA  94502                       Previously a tax and financial
                                         consultant in private practice.


Derek Mullins (30)                       Fund Controller (1999-Present) and            N/A                      N/A
ALPS Mutual Funds Services, Inc.         Assistant Fund Controller
1625 Broadway                            (1996-1999), ALPS Mutual Funds
Suite 2200                               Services, Inc.(6)
Denver, CO 80202

(1) Each director/trustee may be contacted by writing to the director/trustee, c/o Ameristock Funds, 1329 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

(2) Each director/trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director/trustee dies, resigns or is removed.

(3) The Fund Complex includes funds with a common investment adviser or advisers that are affiliated persons. The Fund and the Trust are currently the only two funds in the Fund Complex.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(5) Nicholas D. Gerber and Andrew Ngim are "interested persons" by reason of their positions with Ameristock Corporation, the investment adviser to the Fund and Trust.

(6) ALPS Mutual Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund and the Trust, and an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund and Trust.

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2004

                                                                                       SHARES OR
                                                                                       PRINCIPAL           MARKET
INDUSTRY                    COMPANY                                     SYMBOL            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS
AUTOMOTIVE          4.51%   Ford Motor Co.+                               F            2,688,242   $   42,070,987
                            General Motors Corp.+                         GM             907,520       42,281,357
BANKING            14.37%   Bank of America Corp.+                       BAC             876,377       74,159,022
                            CitiGroup Inc.                                C            1,333,816       62,022,444
                            PNC Financial Services+                      PNC             585,686       31,088,213
                            Wachovia Corp.+                               WB             838,300       37,304,350
                            Washington Mutual Inc.+                       WM           1,659,000       64,103,760
CAPITAL GOODS       7.22%   Boeing Co.+                                   BA           1,146,960       58,598,186
                            Caterpillar Inc.+                            CAT             111,700        8,873,448
                            General Electric Co.                          GE           2,084,905       67,550,922
CHEMICALS &
FERTILIZER          4.97%   Dow Chemical Co.                             DOW             956,880       38,945,016
                            Du Pont de Nemours & Co.                      DD           1,216,600       54,041,372
CONSUMER STAPLES   12.07%   Albertsons Inc.+                             ABS           1,883,500       49,988,090
                            Coca-Cola Co.                                 KO             609,380       30,761,502
                            McDonalds Corp.                              MCD             779,700       20,272,200
                            Pepsico Inc.+                                PEP             384,960       20,741,645
                            Procter & Gamble Co.                          PG             479,200       26,087,648
                            Sara Lee Corp.+                              SLE           3,388,800       77,908,512
DIVERSIFIED         0.93%   3M Co.                                       MMM             192,520       17,328,725
ELECTRONICS         6.79%   Agilent Technologies Inc.*                    A              807,200       23,634,816
                            Dell Computer Corp.*+                        DELL          1,136,700       40,716,594
                            Hewlett Packard Co.                          HQP             478,600       10,098,460
                            Intel Corp.                                  INTC            327,160        9,029,616
                            International Business
                            Machines+                                    IBM             400,600       35,312,890
                            Texas Instruments Inc.                       TXN             336,000        8,124,480
ENTERTAINMENT       0.52%   Walt Disney Co.+                             DIS             384,070        9,789,944
FINANCIAL - OTHER   0.71%   Merril Lynch & Co.+                          MER             245,000       13,225,100
HEALTHCARE
(PRODUCTS)         18.33%   Abbott Laboratories                          ABT             665,060       27,107,846
                            Bristol-Myers Squibb Co.                     BMY           2,715,740       66,535,630
                            Hospira*                                     HSP              66,506        1,835,565
                            Johnson & Johnson+                           JNJ             573,680       31,953,976
                            Merck & Co. Inc.+                            MRK           1,631,940       77,517,150
                            Pfizer Inc.                                  PFE           2,138,680       73,313,950
                            Wyeth+                                       WYE           1,787,000       64,617,920
HEALTHCARE
(SERVICES)          0.30%   Medco Health Solutions Inc*                  MHS             147,486        5,530,725
INSURANCE           2.75%   Allstate Corp.                               ALL             536,600       24,978,730
                            American International
                            Group+                                       AIG             370,953       26,441,530

     The accompanying notes are an integral part of the financial statements

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
INDUSTRY                    COMPANY                                     SYMBOL            AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------

OIL & GAS           4.96%   BP PLC (ADR)                                   BP            542,308   $    29,051,439
                            ChevronTexaco Corp.+                          CVX            260,114        24,479,328
                            Exxon Mobil Corp.                             XOM            881,200        39,134,092
RETAILING           1.82%   Home Depot Inc.                                HD            207,595         7,307,344
                            Wal-Mart Stores Inc.+                         WMT            506,200        26,707,112
SERVICES - DATA
PROCESSING          2.33%   Automatic Data
                            Processing Inc.+                              ADP          1,040,600        43,580,328
SOFTWARE            0.22%   Microsoft Corp.                               MSFT           147,560         4,214,314
TELE-
COMMUNICATIONS      6.48%   AT&T Corp.                                     T             527,000         7,710,010
                            AT&T Wireless
                            Services Inc.*                                AWE             21,230           304,014
                            Bell South Corp+                              BLS            764,800        20,053,056
                            Comcast Corp.*+                              CMCSA           852,422        23,893,389
                            SBC Communi-
                            cations Inc.                                  SBC          1,668,343        40,457,318
                            Verizon Communi-
                            cations Inc.+                                  VZ            794,809        28,764,138
THRIFT AND
MORTGAGE            3.83%   Fannie Mae+                                   FNM          1,003,370        71,600,483
UTILITIES           3.85%   Duke Energy Corp.+                            DUK          3,551,333        72,056,547
------------------------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS           96.96%   (COST $1,838,840,715)                                                  $ 1,813,205,233
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Toyota Motor Credit         1.04%, Due 07/2/2004                                    $  3,000,000   $     2,999,913
------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL
  PAPER             0.16%   (COST $2,999,913)                                                      $     2,999,913
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home
  Loan Bank Discount Note   1.05%, Due 7/1/2004                                     $ 51,532,000   $    51,532,000
------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS       2.76%   (COST $51,532,000)                                                     $    51,532,000
------------------------------------------------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH PROCEEDS
   FROM SECURITIES LENDING  24.03%
COMMERICAL PAPER - DISCOUNT
CIBC NY Co,                 1.110%, Due 09/09/2004                                    10,000,000        10,000,000
Concord Min Capital,        1.083%, Due 07/08/2004                                     3,000,000         2,991,810
General Electric Capital,   1.485%, Due 09/17/2004                                    15,000,000        14,945,733
Lakeside Funding LLC,       1.229%, Due 07/08/2004                                    20,000,000        20,000,000
Park Granada LLC,           1.136%, Due 09/07/2004                                    10,000,000         9,951,975
Sigma Finance:              1.512%, Due 11/29/2004                                    10,000,000         9,922,917
                            1.570%, Due 05/17/2005                                     7,000,000         6,998,600
------------------------------------------------------------------------------------------------------------------
                                                                                                        74,811,035

     The accompanying notes are an integral part of the financial statements

                                                                              SHARES OR
                                                                              PRINCIPAL           MARKET
INDUSTRY                    COMPANY                        SYMBOL                AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - INTEREST BEARING
Goldman Sachs,              1.570%, Due 07/02/2004                           21,000,000       21,000,000
Leafs LLC,                  1.290%, Due 04/20/2005                           15,000,000       15,000,000
Lehman Brothers:
                            1.570%, Due 07/19/2004                            8,000,000        8,000,000
                            1.570%, Due 07/23/2004                            8,000,000        8,000,000
Morgan Stanley:
                            1.580%, Due 09/08/2004                           10,000,000       10,000,000
                            1.580%, Due 09/14/2004                            8,000,000        8,000,000
                            1.580%, Due 12/08/2004                            4,000,000        4,000,000
--------------------------------------------------------------------------------------------------------
                                                                                              74,000,000

CORPORATE BONDS AND NOTES
Allstate Life Global,       1.275% Due 07/15/2005                            20,000,000       20,000,000
Bayer Lyndbk NY,            1.281%, Due 06/24/2005                           10,000,000       10,000,000
Liquid Funding Ltd,         1.320%, Due 06/28/2005                           20,000,000       20,000,000
Lloyds Institutional,       1.180%, Due 10/27/2004                           15,000,000       15,000,000
Metlife Global Funding,     1.360%, Due 03/28/2005                           12,000,000       12,000,000
Premium Asset TR,           1.134%, Due 06/01/2005                           11,000,000       11,000,000
Svenska Handlsbnkn AB,      1.170%, Due 10/21/2004                           15,000,000       15,000,000
--------------------------------------------------------------------------------------------------------
                                                                                             103,000,000

MUTUAL FUNDS
AIM Short Term Liquid Asset Fund                                              7,623,076        7,623,076
Merril Lynch Premier Institutional Fund                                          56,165           56,165
--------------------------------------------------------------------------------------------------------
                                                                                               7,679,241

REPURCHASE AGREEMENTS
CS First Boston:

                            1.580%, Due 07/01/2004                           89,900,000       89,900,000
JP Morgan,                  1.600%, Due 07/01/2004                           48,000,000       48,000,000
Lehman Brothers,            1.620%, Due 07/01/2004                           52,000,000       52,000,000
--------------------------------------------------------------------------------------------------------
                                                                                             189,900,000

TOTAL INVESTMENTS PURCHASED WITH CASH
  PROCEEDS FROM SECURITIES LENDING   24.03%                                                  449,390,276
(COST $449,390,276)
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  123.91%                                                               $ 2,317,127,422
(COST $2,342,762,904)
Liabilities in Excess
  of Other Assets (23.91)%                                                               $  (447,065,490)

NET ASSETS         100.00%  Equivalent to $39.54 per share on
                            47,295,648 Shares of Capital Stock
                            Outstanding                                                  $ 1,870,061,932
========================================================================================================

* Non-Income Producing

+ This security or a portion of this security is out on loan at June 30, 2004. Total loaned securities had a market value of $435,146,972 at June 30, 2004.

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS

                                                                   JUNE 30, 2004

                                                                                       SHARES OR
                                                                                       PRINCIPAL           MARKET
INDUSTRY                    COMPANY                                     SYMBOL            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS
AUTOMOTIVE          6.78%   Honda Motor Co. Ltd.                         HMC              40,000   $      972,800
CONSUMER STAPLES    6.79%   Albertson's Inc.                             ABS               7,500          199,050
                            Costco Wholesale Corp.                      COST               4,700          193,029
                            Kroger Co.*                                  KR                9,400          171,080
                            Safeway Inc. *                               SWY               7,700          195,118
                            Winn-Dixie Stores Inc.                       WIN              30,000          216,000
FINANCIAL SERVICES  0.62%   Berkshire Hathaway
                            Inc. - Class A*                             BRKa                   1           88,950
HEALTHCARE         11.94%   Bristol-Myers Squibb Co.                     BMY              70,000        1,715,000
INSURANCE          24.48%   MGIC Investment Corp.                        MTG              17,000        1,289,620
                            PMI Group Inc.                               PMI              28,000        1,218,560
                            Radian Group Inc.                            RDN              21,000        1,005,900
REAL ESTATE         4.63%   Grubb & Ellis*                               GBL             334,000          664,660
RETAILING           4.70%   Bally Total Fitness *                        BFT             135,000          675,000
TECHNOLOGY         15.67%   Gateway Inc.*                                GTW             500,000        2,250,000
TELECOMMUNICATIONS  6.67%   Tellabs Inc.*                               TLAB             109,500          957,030
TRANSPORTATION     11.06%   Midwest Air Group Inc.*                      MEH             381,000        1,588,770
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS           93.34%   (COST $16,087,078)                                                     $   13,400,567
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
RETAILING           0.01%   Fleming Companies Inc.(1)
                             10.625%, Due 07/31/2007                                $    259,000   $        1,619
-----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE
  BONDS             0.01%   (COST $252,299)                                                        $        1,619
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS       6.65%
Federal Home
  Loan Bank Discount Note   1.05%, Due 7/1/2004                                     $    955,000   $      955,000
-----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS       6.65%   (COST $955,000)                                                        $      955,000
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.00%   (COST $17,294,377)                                                     $   14,357,186
Liabilities in Excess
  of Other Assets   0.00%                                                                                    (634)
NET ASSETS        100.00%   Equivalent to $23.31 per share on
                            615,920 Shares of Capital Stock
                            Outstanding                                                            $   14,356,552
=================================================================================================================

* Non-Income Producing

(1) Issuer is in default.

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004

                                                                                     AMERISTOCK         AMERISTOCK
                                                                                        MUTUAL            FOCUSED
                                                                                     FUND, INC.         VALUE FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities at Market Value  (including
$449,390,276 and $0, of collateral on
loaned securities, respectively) (cost -see below)                                 $ 2,317,127,422    $    14,357,186
Cash                                                                                           935                622
Accounts Receivable
   Fund Shares Sold                                                                      1,881,347              3,000
   Dividends                                                                             3,348,888             24,279
---------------------------------------------------------------------------------------------------------------------
 Total Assets:                                                                       2,322,358,592         14,385,087
=====================================================================================================================

LIABILITIES:
Payable for collateral upon return of securites loaned                                 449,390,276                  -
Accounts Payable
   Fund Shares Redeemed                                                                  1,726,972             13,238
   Accrued Management Fee                                                                1,157,487             15,297
   Accrued Director's Fees                                                                  21,925                  -
---------------------------------------------------------------------------------------------------------------------
Total Liabilities:                                                                     452,296,660             28,535
=====================================================================================================================
NET ASSETS                                                                         $ 1,870,061,932    $    14,356,552
=====================================================================================================================

NET ASSETS CONSIST OF:
   Capital Paid In                                                                 $ 1,881,159,310    $    21,456,452
   Accumulated Undistributed
     Net Investment Income                                                              25,537,873                  -
   Accumulated Net Realized
     Loss on Investments                                                               (10,999,769)        (4,162,709)
   Net Unrealized Depreciation on
     Investments Based on Identified Cost                                              (25,635,482)        (2,937,191)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $ 1,870,061,932    $    14,356,552
=====================================================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                                                         $ 1,870,061,932    $    14,356,552
Shares of Capital Stock Outstanding                                                     47,295,648            615,920
Net Asset Value and Offering Price per Share                                       $         39.54    $         23.31
Redemption Price per share                                                         $         39.54    $         23.08

COST OF INVESTMENTS                                                                $ 2,342,762,904    $    17,294,377
=====================================================================================================================

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

                                                                                     AMERISTOCK         AMERISTOCK
                                                                                        MUTUAL            FOCUSED
                                                                                     FUND, INC.         VALUE FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends - net of foreign withholding taxes                                    $    48,834,310    $       111,165
     of $71,223 and $1,522
   Interest                                                                                720,845             19,405
   Income from Securities Loaned (Note 7)                                                  155,937                  -
   Commission Recapture (Note 8)                                                             6,460                  -
---------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                             49,717,552            130,570
=====================================================================================================================

EXPENSES:
   Management Fee (Note 2)                                                              13,930,733            227,521
   Director Fees (Note 3)                                                                   99,112                  -
---------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                      14,029,845            227,521
=====================================================================================================================
NET INVESTMENT INCOME / (LOSS)                                                          35,687,707            (96,951)
=====================================================================================================================

REALIZED AND UNREALIZED GAIN /
(LOSS) ON INVESTMENTS
   Net Realized Gain / (Loss) on Investments                                            (2,539,730)           891,902
   Net Change in Unrealized Depreciation
     on Investments                                                                    167,894,959          3,934,590
---------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain / (Loss)
     on Investments                                                                    165,355,229          4,826,492
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                          $   201,042,936    $     4,729,541
=====================================================================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE YEAR       FOR THE YEAR
                                                                                        ENDED              ENDED
                                                                                    JUNE 30, 2004      JUNE 30, 2003
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net Investment Income                                                           $    35,687,707    $    26,716,694
   Net Realized Loss on Investments                                                     (2,539,730)        (8,460,039)
   Net Change in Unrealized Depreciation
     on Investments                                                                    167,894,959        (38,830,387)
---------------------------------------------------------------------------------------------------------------------
                                                                                       201,042,936        (20,573,732)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                                               (30,183,836)       (16,192,754)
   Net Realized Gains                                                                            -        (19,235,377)
---------------------------------------------------------------------------------------------------------------------
                                                                                       (30,183,836)       (35,428,131)
---------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Shares Sold                                                                         715,882,806        706,852,938
   Shares Issued as Reinvestment of
     Dividends and Distributions                                                        29,071,841         34,068,314
   Cost of Shares Redeemed                                                            (647,163,509)      (551,892,970)
---------------------------------------------------------------------------------------------------------------------
                                                                                        97,791,138        189,028,282
---------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                             268,650,238        133,026,419

NET ASSETS:
   Beginning of Year                                                                 1,601,411,694      1,468,385,275
---------------------------------------------------------------------------------------------------------------------
   End of Year*                                                                    $ 1,870,061,932    $ 1,601,411,694
=====================================================================================================================
*Includes Accumulated Undistributed

Net Investment Income of                                                           $    25,537,873    $    21,336,514
=====================================================================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR      FOR THE YEAR
                                                                                        ENDED              ENDED
                                                                                    JUNE 30, 2004     JUNE 30, 2003
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net Investment Loss                                                             $       (96,951)   $        (5,889)
   Net Realized Gain / (Loss) on Investments                                               891,902         (5,054,612)
   Net Change in Unrealized Depreciation
     on Investments                                                                      3,934,590         (2,725,942)
---------------------------------------------------------------------------------------------------------------------
                                                                                         4,729,541         (7,786,443)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Realized Gains                                                                            -         (1,680,466)
---------------------------------------------------------------------------------------------------------------------
                                                                                                 -         (1,680,466)
---------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Shares Sold                                                                           1,802,417          5,993,014
   Shares Issued as Reinvestment of
     Dividends and Distributions                                                                 -          1,527,311
   Cost of Shares Redeemed                                                              (8,302,752)       (18,550,804)
   Redemption Fees                                                                         209,737            142,292
---------------------------------------------------------------------------------------------------------------------
                                                                                        (6,290,598)       (10,888,187)
---------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                                              (1,561,057)       (20,355,096)

NET ASSETS:
Beginning of Year                                                                       15,917,609         36,272,705
---------------------------------------------------------------------------------------------------------------------
End of Year                                                                        $    14,356,552    $    15,917,609
=====================================================================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                                                    YEAR ENDED JUNE 30,
                                                2004          2003          2002          2001        2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Year         $    35.93    $    37.57    $    42.18    $    34.76  $    38.89
Net Investment Income (1)                          0.75          0.66          0.53          0.59        0.55
Net Gains (Losses) on Securities - Realized
  and Unrealized                                   3.49         (1.40)        (4.81)         8.91       (3.92)
-------------------------------------------------------------------------------------------------------------
Total From Investment Operations                   4.24         (0.74)        (4.28)         9.50       (3.37)
-------------------------------------------------------------------------------------------------------------

DIVIDEND DISTRIBUTION
   Net Investment Income                          (0.63)        (0.41)        (0.29)        (0.45)      (0.42)
   Capital Gains                                   0.00         (0.49)        (0.04)        (1.63)      (0.34)
-------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.63)        (0.90)        (0.33)        (2.08)      (0.76)
-------------------------------------------------------------------------------------------------------------

Net Asset Value at End of Year               $    39.54    $    35.93    $    37.57    $    42.18  $    34.76
=============================================================================================================

TOTAL RETURN                                      11.88%        (1.77)%      (10.19)%       27.85%      (8.67)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets End of Year (millions)         $ 1,870.06    $ 1,601.41    $ 1,468.39    $   756.16  $    86.66
   Ratio of Expenses to Average Net Assets         0.77%         0.78%         0.77%         0.83%       0.99%
   Ratio of Net Investment Income to
      Average Net Assets                           1.96%         1.97%         1.31%         1.50%       1.51%
   Portfolio Turnover Rate**                       5.96%         3.21%        13.71%         5.97%      31.13%

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2004 were $250,303,358 and $102,396,137, respectively.

(1)Based on Average Shares Outstanding.

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                                               DEC. 26, 2000
                                                               YEAR ENDED JUNE 30,             INCEPTION TO
                                                        2004            2003          2002     JUNE 30, 2001
------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period               $    17.64     $    23.98     $    23.87     $    15.00
Net Investment Income (1)                                 (0.13)         (0.01)         (0.15)         (0.09)
Net Gains (Losses) on Securities -
   Realized and Unrealized                                 5.52          (4.94)          0.49           8.91
------------------------------------------------------------------------------------------------------------
Total From Investment Operations                           5.39          (4.95)          0.34           8.82
------------------------------------------------------------------------------------------------------------

DIVIDEND DISTRIBUTION
   Capital Gains                                           0.00          (1.51)         (0.34)          0.00
------------------------------------------------------------------------------------------------------------
Total Distributions                                        0.00          (1.51)         (0.34)          0.00
------------------------------------------------------------------------------------------------------------
Paid-in-Capital from redemption
  fees (Note 9)                                            0.28           0.12           0.11           0.05
------------------------------------------------------------------------------------------------------------

Net Asset Value at End of Period                     $    23.31     $    17.64     $    23.98     $    23.87
============================================================================================================

TOTAL RETURN                                              32.14%        (20.45)%         1.96%         59.13%

RATIOS/SUPPLEMENTAL DATA
   Net Assets End of Period (millions                $    14.36     $    15.92     $    36.27     $     2.50
   Ratio of Expenses to Average Net Assets                 1.35%          1.35%          1.35%          1.35%*
   Ratio of Net Investment Income to
     Average Net Assets                                   (0.58)%        (0.03)%        (0.59)%        (0.80)%*
   Portfolio Turnover Rate**                              23.44%         14.28%         79.25%         29.80%

*Annualized
**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2004 were $3,486,341 and $10,058,351, respectively.

(1)Based on Average Shares Outstanding.

     The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

    1. SIGNIFICANT ACCOUNTING POLICIES
    The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

    Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has one active investment portfolio, the Ameristock Focused Value Fund, referred to as a "portfolio" of the Trust. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation and it pursues that objective by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of the portfolio consists of an unlimited number of no par value shares of common stock. The Ameristock Focused Value Fund is considered a "non-diversified" fund.

    SECURITY VALUATION
    Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

    For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

    Debt securities are valued by using market quotations or a matrix method provided by the Funds' pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer. In the absence of available quotations the securities will be priced at "fair value".

    Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

    The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors/Trustees.

    Security transactions are recorded on the dates transactions are entered into, which is the trade date.

    INCOME
    Dividend income and distributions to shareholders are recorded on the exdividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    INCOME TAXES
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

    It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

    At June 30, 2004 the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund had available for federal income tax purposes unused capital loss carryovers as follows:

    EXPIRING   AMERISTOCK MUTUAL FUND, INC.  AMERISTOCK FOCUSED VALUE FUND
    ----------------------------------------------------------------------
    2011               $  8,228,878                  $  1,268,021
    2012                  2,702,924                     2,894,688

    The Ameristock MutualFund, Inc. intends to elect to defer to its fiscal year ending June 30, 2005, $67,967 of losses recognized during the period November 1, 2003 to June 30, 2004.

    ESTIMATES
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    OTHER
    Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

    REPURCHASE AGREEMENTS
    The Ameristock Mutual Fund, Inc., through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

    2. INVESTMENT ADVISORY AGREEMENT
    The Fund has entered into an investment advisory agreement with Ameristock Corporation (the "Adviser"). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $13,930,733 from the Fund for the year ended June 30, 2004.

    The Trust has entered into an investment advisory agreement with the Adviser for the portfolio. The Adviser receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Adviser pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary expenses. The Adviser earned management fees of $227,521 from the Ameristock Focused Value Fund for the year ended June 30, 2004.

    3. RELATED PARTY TRANSACTIONS
    Certain owners of the Adviser are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Adviser.

    Shareholders holding more than 5% of the Funds' outstanding shares as of June 30, 2004 constituted 72.53% of the Ameristock Mutual Fund, Inc., and 57.06% of the Ameristock Focused Value Fund, respectively. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2004, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 55% of the Ameristock Mutual Fund, Inc. As of June 30, 2004, National Financial Services Corp. for the benefit of its customers owned of record in aggregate more than 25% of the Ameristock Focused Value Fund.

    The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

    4. CAPITAL STOCK AND DISTRIBUTION
    At June 30, 2004, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,881,159,310 for the Ameristock Mutual Fund, Inc. At June 30, 2004, there was an unlimited number of no par value shares of capital authorized for the Ameristock Focused Value Fund and paid in capital amounted to $21,456,452. Transactions in capital stock were as follows:

                                                                 FOR THE YEAR       FOR THE YEAR
                                                                     ENDED             ENDED
    AMERISTOCK MUTUAL FUND, INC.                                   06/30/04          06/30/03
    ---------------------------------------------------------------------------------------------
    Shares Sold                                                     18,730,701         21,011,598
    Shares Issued in Reinvestment of
      Dividends and Distributions                                      766,254          1,023,052
    ---------------------------------------------------------------------------------------------
    Total                                                           19,496,955         22,034,650
    Shares Redeemed                                                (16,776,077)       (16,542,970)
    ---------------------------------------------------------------------------------------------
    Net Increase in Shares                                           2,720,878          5,491,680
    =============================================================================================
    Shares Outstanding-Beginning of Year                            44,574,770         39,083,090
    Shares Outstanding-End of Year                                  47,295,648         44,574,770
    =============================================================================================

                                                                 FOR THE YEAR       FOR THE YEAR
                                                                     ENDED             ENDED
    AMERISTOCK FOCUSED VALUE FUND                                  06/30/04          06/30/03
    ---------------------------------------------------------------------------------------------
    Shares Sold                                                         85,146            310,548
    Shares Issued in Reinvestment of
      Dividends and Distributions                                           --             82,321
    ---------------------------------------------------------------------------------------------
    Total                                                               85,146            392,869
    Shares Redeemed                                                   (371,347)        (1,003,218)
    ---------------------------------------------------------------------------------------------
    Net Decrease in Shares                                            (286,201)          (610,349)
    =============================================================================================
    Shares Outstanding-Beginning of Year                               902,121          1,512,470
    Shares Outstanding-End of Year                                     615,920            902,121
    =============================================================================================

    5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                  AMERISTOCK        AMERISTOCK
                                                                 MUTUAL FUND,         FOCUSED
    AS OF JUNE 30, 2004                                              INC.           VALUE FUND
    ---------------------------------------------------------------------------------------------
    Gross Appreciation (excess of value over tax cost)         $   201,710,185    $       487,121
    Gross Depreciation (excess of tax cost over value)            (227,345,667)        (3,424,312)
    ---------------------------------------------------------------------------------------------
    Net Unrealized Depreciation                                $   (25,635,482)   $    (2,937,191)
    =============================================================================================
    Cost of Investments for Income Tax Purposes                $ 2,342,762,904    $    17,294,377
    =============================================================================================

6. CLASSIFICATION OF DISTRIBUTIONS
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

For the year ended June 30, 2004, the Ameristock Focused Value Fund recorded the following reclassifications to the accounts listed below:

                                                                   (OVER)/UNDISTRIBUTED     ACCUMULATED
                                                      PAID-IN-        NET INVESTMENT       NET REALIZED
INCREASE (DECREASE)                                   CAPITAL             INCOME            GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
Ameristock Mutual Fund, Inc.                         $  (96,628)       $   (1,302,357)     $   1,398,985
Ameristock Focused Value Fund                        $  (94,782)       $       96,952      $      (2,170)
========================================================================================================

The tax character of the distributions paid during the year ended June 30, 2004 and the year ended June 30, 2003 was as follows:

                                                     AMERISTOCK MUTUAL FUND, INC.    AMERISTOCK FOCUSED VALUE FUND
                                                      YEAR ENDED      YEAR ENDED     YEAR ENDED        YEAR ENDED
                                                       6/30/04         06/30/03       6/30/04           06/30/03
------------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                      $ 30,183,836    $ 19,670,581             --      $  1,484,592
Long-Term Capital Gain                                         --      15,757,550             --           195,875
------------------------------------------------------------------------------------------------------------------
Total                                                $ 30,183,836    $ 35,428,131             --      $  1,680,466
==================================================================================================================

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                     AMERISTOCK MUTUAL    AMERISTOCK FOCUSED
                                                        FUND, INC,            VALUE FUND
--------------------------------------------------------------------------------------------
Undistributed net investment income                  $      25,537,873    $                -
Accumulated net realized loss                              (10,931,802)           (4,162,709)
--------------------------------------------------------------------------------------------
Total                                                $      14,606,071    $       (4,162,709)
============================================================================================

7. SECURITIES LENDING
The Ameristock Mutual Fund, Inc. receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2004, the Ameristock Mutual Fund, Inc. loaned equity securities having a fair value of $435,146,972 and received equity securities collateral for the loan of $449,390,276.

8. COMMISSION RECAPTURE
The Ameristock Mutual Fund, Inc. directed portfolio trades to brokers who make payments to the Fund for directing such trades. For the year ended June 30, 2004, the Fund received $6,460 from such payments.

    9. REDEMPTION FEE
    A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

    A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemtion fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

    No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

    10. CHANGE OF AUDITOR
    On March 6, 2004 McCurdy & Associates CPAs ("McCurdy") resigned as the independent accountants for the Fund and Trust. On March 6, 2004, the Fund and Trust retained Tait Weller & Baker ("Tait") as the independent accountants for the Fund and Trust. The retention of Tait as the independent accountants of the Fund and Trust has been recommended by the Audit Committees of the Fund and Trust and approved by the Board of Directors of the Fund and by the Board of Trustees of the Trust.

    The reports of McCurdy on the financial statements of the Fund and Trust for the year ended June 30, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    In connection with its audits for the year ended June 30, 2003 and through March 6, 2004, there have been no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McCurdy would have caused them to make reference thereto in the report on the financial statements for such years.

SHAREHOLDER TAX INFORMATION (UNAUDITED)

    Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended June 30, 2004. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2003.

    During the fiscal year ended June 30, 2004, 100% of the dividends paid by the Ameristock Mutual Fund, Inc. from net investment income qualify for the corporate dividends received deduction.

    It is estimated that 100% of the distributions of ordinary income for the period January 1, 2004 to June 30, 2004 will meet the requirements of the new tax rules regarding qualified dividend income for the Ameristock Mutual Fund, Inc.

    During the fiscal year ended June 30, 2004, the Funds paid the following distributions per share:

                                             ORDINARY INCOME    CAPITAL GAIN         TOTAL
                                                DIVIDENDS       DISTRIBUTIONS    DISTRIBUTIONS
    ------------------------------------------------------------------------------------------
    Ameristock Mutual Fund, Inc.                  0.633             0.000            0.633
    Ameristock Focused Value Fund                 0.000             0.000            0.000
    ------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AMERISTOCK MUTUAL FUND, INC.

    To the Board of Directors and Shareholders of Ameristock Mutual Fund, Inc.
    Alameda, California

    We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, Inc., including the schedule of investments, as of June 30, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year-ended June 30, 2003 and the financial highlights for each of the four years in the period ended June 30, 2003 were audited by other auditors, whose report dated July 23, 2003, expressed an unqualified opinion on such financial statement and financial highlights.

    We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund, Inc., as of June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    TAIT, WELLER & BAKER
    Philadelphia, Pennsylvania
    July 28, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AMERISTOCK FOCUSED VALUE FUND

    To the Board of Trustees and Shareholders of Davis Park Series Trust
    Alameda, California

    We have audited the accompanying statement of assets and liabilities of Ameristock Focused Value Fund, a series of Davis Park Series Trust, including the schedule of investments, as of June 30, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2003 and the financial highlights for each of the two years in the period ended June 30, 2003 and the period December 26, 2000 through June 30, 2001 were audited by other auditors, whose report dated July 23, 2003, expressed an unqualified opinion on such financial statement and financial highlights.

    We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Focused Value Fund, as of June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    TAIT, WELLER & BAKER
    Philadelphia, Pennsylvania
    July 28, 2004

INVESTMENT ADVISER
    Ameristock Corporation
    1320 Harbor Bay Parkway, Suite 145
    Alameda, California 94502
ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT AND TRANSFER AGENT
    ALPS Mutual Funds Services, Inc.
    1625 Broadway, Suite 2200
    Denver, Colorado 80202
DISTRIBUTOR
    ALPS Distributors, Inc.
    1625 Broadway, Suite 2200
    Denver, Colorado 80202
CUSTODIAN
    U.S. Bancorp
    425 Walnut Street
    Cincinnati, Ohio 45202
INDEPENDENT AUDITOR
    Tait, Weller & Baker
    1818 Market Street, Suite 2400
    Philadelphia, Pennsylvania 19103
LEGAL COUNSEL
    Sutherland Asbill & Brennan LLP
    1275 Pennsylvania Avenue, N.W.
    Washington, D.C. 20004-2415
DIRECTORS-AMERISTOCK MUTUAL FUND, INC.
    Alev M. Efendioglu
    Nicholas D. Gerber
    Stephen J. Marsh
    Andrew F. Ngim
    Steven A. Wood
TRUSTEES-DAVIS PARK SERIES TRUST
    Alev M. Efendioglu
    Nicholas D. Gerber
    Stephen J. Marsh
    Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Funds is available
(i) without charge, upon request, by calling 1-800-394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS DISTRIBUTORS, INC., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

[AMERISTOCK FUNDS LOGO]
PMB 613
303 16th Street, Suite 016
Denver, CO 80202-5657

ITEM 2 - CODE OF ETHICS

     The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above. During the period covered by this report, no implicit or explicit waivers to the provisions of this code of ethics adopted in 2(a) above were granted. The Registrant's Code of Ethics is attached as an Exhibit hereto under Item 11(a)(1) of this Form N-CSR.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

     The Board of Directors of the Registrant has determined that there is no "audit committee financial expert" serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the Registrant's operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

     (a) Audit Fees: For the Registrant's fiscal years ended June 30, 2004 and June 30, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $19,500 for the fiscal year ended June 30, 2004 and $26,085 for the fiscal year ended June 30, 2003.

     (b) Audit-Related Fees: In Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $935 for the fiscal year ended June 30, 2004 and $4,326 for the fiscal year ended June 30, 2003.

     (c) Tax Fees: For the Registrant's fiscal years ended June 30, 2004 and June, 2003, aggregate fees of $3,260 and $1,775 respectively, were billed for professional services rendered by the principal accountant for tax services.

     (d) All other Fees: In Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed to Registrant by the principal accountant for services other than the services reported in paragraph
         (a) through (c) were $0 for the fiscal year ended June 30, 2004 and $0 for the fiscal year ended June 30, 2003.

     (e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

     (e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable

     (g) Not applicable

     (h) Not applicable

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

ITEM 6 - SCHEDULE OF INVESTMENTS

     Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

ITEM 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

ITEM 9 - SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS ERIC: HAS THE BOARD ADOPTED PROCEDURES YET

     Not applicable.

ITEM 10 - CONTROLS AND PROCEDURES

     (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - EXHIBITS

     (a)(1) The code of ethics that applies to the Registrant's principal executive officer and principal financial officer is attached hereto as Ex.11.A.1.

     (a)(2) Separate certifications of the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex.99.CERT.

     (a)(3) Not applicable.

     (b) A certification of the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AMERISTOCK MUTUAL FUND, INC.
                                          By:   /s/ Nicholas D. Gerber
                                                ----------------------
                                                Nicholas D. Gerber
                                                President and Treasurer

                                          Date: September 7, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                          By:   /s/ Nicholas D. Gerber
                                                ----------------------
                                                Nicholas D. Gerber
                                                President and Treasurer

                                          Date: September 7, 2004